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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 18, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                ----------------

                              ACCESS HEALTH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ----------------

         DELAWARE                   0-19758                  68-0163589
     (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     JURISDICTION OF                                    IDENTIFICATION NO.)
      INCORPORATION)

                             11020 WHITE ROCK ROAD
                        RANCHO CORDOVA, CALIFORNIA 95670
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                                 (916) 851-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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

  This Amendment No. 1 to the Current Report of Access Health Inc. ("Registrant" or "Access Health") on Form 8-K dated November 18, 1996 (the "Report"), relates to the Registrant's completion of the acquisition of Informed Access Systems, Inc., a corporation organized and existing under the laws of the State of Delaware ("Informed Access"), by means of a merger (the "Merger") of Access Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of the Registrant ("Merger Sub"), with and into Informed Access, pursuant to the Agreement and Plan of Reorganization, dated as of September 3, 1996 (the "Merger Agreement"), among the Registrant, Merger Sub and Informed Access. The purpose of this Amendment is to amend Item 7(a) to provide the financial statements of Informed Access and Item 7(b) to provide the required pro forma financial information relating to the business combination between the Registrant and Informed Access on November 18, 1996 which were impracticable to provide at the time the Registrant filed this Report.

  Total Number of Pages: 27.

  Exhibit Index on Sequentially Numbered Page: 8.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

  See Exhibit 20.1 for Informed Access' financial statements.

(b) Pro Forma Financial Information.

  The following pro forma financial information is being filed herewith:

  The following unaudited pro forma condensed combined financial statements assume a business combination between Access Health and Informed Access accounted for on a pooling of interests basis. The pro forma condensed combined financial statements are based on historical financial statements and the notes thereto of Access Health included in the annual report on Form 10-K for the period ended September 30, 1996 and the historical financial statements and notes thereto of Informed Access included herein.

  The pro forma condensed combined balance sheet combines Access Health's September 30, 1996 consolidated balance sheet with Informed Access'
September 30, 1996 consolidated balance sheet, giving effect to the merger as if it had occurred on September 30, 1996. The pro forma condensed combined statements of operations combine Access Health's historical consolidated statements of operations for the fiscal years ended September 30, 1994, 1995 and 1996 with Informed Access' historical results of operations for the years ended December 31, 1994, December 31, 1995 and September 30, 1996, respectively, giving effect to the Merger as if it had occurred at the beginning of the earliest period presented.

  The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of the future operating results or financial position.

  These pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Access Health and the financial statements and the notes thereto of Informed Access included herein.

             ACCESS HEALTH, INC. AND INFORMED ACCESS SYSTEMS, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 YEARS ENDED SEPTEMBER 30, 1994, 1995 AND 1996

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         INFORMED ACCESS
                            ACCESS HEALTH, INC.      SYSTEMS, INC. (NOTE 1)       PRO FORMA COMBINED
                          -------------------------  -------------------------  -------------------------
                           1994     1995     1996     1994     1995     1996     1994     1995     1996
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Revenues:
 Commercial revenue.....  $16,355  $31,553  $62,073  $   125  $ 2,957  $ 8,668  $16,480  $34,510  $70,741
 Development program
  with related party....    2,274      --       --       --       --       --     2,274      --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
   Total revenue........   18,629   31,553   62,073      125    2,957    8,668   18,754   34,510   70,741
Costs and expenses:
 Cost of commercial
  revenue...............   12,741   20,712   33,122       96    2,773    6,042   12,837   23,485   39,164
 Product and other
  development...........    1,085    1,708    3,841    1,123    1,460    2,577    2,208    3,168    6,418
 Development program....    2,541      --       --       --       --       --     2,541      --       --
 Sales and marketing....    3,767    3,651    6,766      729    1,640    2,509    4,496    5,291    9,275
 General and
  administrative........    2,602    3,456    6,255      596    1,002    3,546    3,198    4,458    9,801
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
   Total costs and
    expenses............   22,736   29,527   49,984    2,544    6,875   14,674   25,280   36,402   64,658
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Income (loss) from
 operations.............   (4,107)   2,026   12,089   (2,419)  (3,918)  (6,006)  (6,526)  (1,892)   6,083
Non-operating income
 (expenses):
 Interest and other
  income................      612      661    1,490       43      205      139      655      866    1,626
 Interest and other
  expense...............     (153)     (91)     (37)      (5)     (32)    (140)    (158)    (123)    (177)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Income (loss) before
 income taxes...........   (3,648)   2,596   13,542   (2,381)  (3,745)  (6,007)  (6,029)  (1,149)   7,532
Provision (credit) for
 income taxes...........   (1,352)   1,056    5,417      --       --       --    (2,231)    (471)   3,014
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Net income (loss).......  $(2,296) $ 1,540  $ 8,125  $(2,381) $(3,745) $(6,007) $(3,798)   $(678) $ 4,518
                          =======  =======  =======  =======  =======  =======  =======  =======  =======
Net income (loss) per
 share (Note 2).........  $ (0.24) $  0.14  $  0.61  $ (0.66) $ (0.73) $ (1.06) $ (0.31) $ (0.05) $  0.25
                          =======  =======  =======  =======  =======  =======  =======  =======  =======
Shares used in per share
 calculation............    9,456   11,145   13,340    3,605    5,118    5,675   12,365   14,207   18,332


   See accompanying notes to unaudited pro forma condensed combined financial statements.

             ACCESS HEALTH, INC. AND INFORMED ACCESS SYSTEMS, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1996

                             (AMOUNTS IN THOUSANDS)

                                                          INFORMED
                                              ACCESS       ACCESS     PRO FORMA
                                           HEALTH, INC. SYSTEMS, INC. COMBINED
                                           ------------ ------------- ---------
                  ASSETS
 Current assets:
  Cash and equivalents....................   $25,655       $   657    $ 26,312
  Available-for-sale securities...........    14,126           --       14,126
  Accounts and licenses receivable........    10,789         1,894      12,683
  Prepaid expenses and other current
   assets.................................     4,757           234       4,991
                                             -------       -------    --------
    Total current assets..................    55,327         2,785      58,112
 Property and equipment, net..............    14,469         2,004      16,473
 Investment in AHN........................     5,000           --        5,000
 Other assets.............................     4,035           131       4,166
                                             -------       -------    --------
    Total assets..........................   $78,831       $ 4,920    $ 83,751
                                             =======       =======    ========
   LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Accounts payable........................   $ 3,375       $   775    $  4,150
  Accrued payroll and related expenses....     2,944           438       3,382
  Other accrued expenses..................     4,348         1,777       6,125
  Current portion of long-term debt.......       --            599         599
  Deferred revenue........................     3,068         1,168       4,236
  Deferred income taxes...................       665           --          665
  Accrued merger-related expenses.........       --            --       10,800
                                             -------       -------    --------
    Total current liabilities.............    14,400         4,757      29,957
 Long-term debt...........................       --          1,344       1,344
 Mandatorily redeemable convertible
  preferred stock.........................       --         10,995         --
 Stockholders' equity:
  Common stock............................    53,715           140      67,050
  Retained earnings (deficit).............    10,716       (12,316)    (14,600)
                                             -------       -------    --------
    Total stockholders' equity............    64,431       (12,176)     52,450
                                             -------       -------    --------
    Total liabilities and stockholders'
     equity...............................   $78,831       $ 4,920    $ 83,751
                                             =======       =======    ========


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

  The unaudited pro forma condensed combined statements of operations combine the historical statements of operations of Access Health for the years ended September 30, 1994, 1995 and 1996 with the historical statements of operations of Informed Access for the years ended December 31, 1994, December 31, 1995 and September 30, 1996, respectively.

  No adjustments have been made in these pro forma financial statements to conform the accounting policies of the combining companies. The nature and extent of such adjustments, if any, are not expected to be significant.

NOTE 2. PRO FORMA NET INCOME (LOSS) PER SHARE

  The number of Access Health common shares issued in exchange for the outstanding shares of Informed Access Capital Stock was based on the final exchange ratio. The final exchange ratio of .80685 was used in preparing the pro forma combined financial data and the following table which provides the pro forma number of shares issued in connection with the Merger:

   Informed Access Common Stock and Preferred Stock outstanding as
    of September 30, 1996.........................................   5,767,186
   Common exchange ratio..........................................      .80685
                                                                    ----------
   Number of Access Health common shares exchanged for Informed
    Access stock..................................................   4,653,254
   Total number of Access Health common shares outstanding as of
    September 30, 1996............................................  12,595,824
                                                                    ----------
   Number of Access Health common shares outstanding after
    completion of the Merger......................................  17,249,078
                                                                    ==========

  The pro forma combined net income (loss) per share is based on the combined weighted average number of common and dilutive common equivalent shares of Access Health and Informed Access and the final Common Stock exchange ratio as of September 30, 1996 of .80685 shares of Access Health Common Stock for each outstanding share of Informed Access Capital Stock.

  Share and per share information applicable to prior periods for Access Health have been restated to reflect a three-for-two stock split which was effective on February 15, 1996. The net loss per share for Informed Access reflects the conversion of the Informed Access Preferred Stock into Informed Access Common Stock on an "as if converted" basis from the time of issuance.

NOTE 3. PRO FORMA ADJUSTMENTS

  Access Health and Informed Access incurred merger-related expenses of approximately $13 million, consisting primarily of transaction costs for financial advisory fees, attorneys, accountants and financial printing and other one-time charges related to the transaction. Approximately $2.2 million of the Merger related expenses was paid from escrow to the financial advisors of Informed Access in the form of 64,500 shares of Access Health Common Stock.

  The pro forma condensed combined balance sheet gives effect to such expenses as if they had been incurred as of September 30, 1996; however, in accordance with Regulation S-X the pro forma condensed combined statements of operations do not give effect to such expenses.

  The pro forma condensed combined financial statements include pro forma adjustments to reflect the combined tax liability as if Access Health and Informed Access had filed consolidated income tax returns. As a result, combined income tax expense has been reduced by $879,000, $1,527,000, and $2,403,000 for the years ended September 30, 1994, 1995, and 1996, respectively.

  The pro forma combined balance sheet data gives effect to the automatic conversion of redeemable Informed Access Preferred Stock into 3,734,151 shares of Access Health Common Stock based on the final exchange ratio.

  (c) Exhibits.

  The following exhibits are filed in accordance with Item 601 of Regulation S-K as part of this Report:

  2.1 Agreement and Plan of Reorganization dated as of September 3, 1996, entered into by and among Access Health, Inc., a Delaware corporation, Informed Access Systems, Inc., a Delaware corporation, and Access Acquisition Corp., a Delaware corporation (incorporated by reference to Annex A to the Prospectus contained in Access Health's Registration Statement on Form S-4 (File No. 333-13930)).

  20.1 Informed Access Systems, Inc. audited financial statements at December 31, 1993, 1994 and 1995 and the unaudited financial statements at September 30, 1995 and 1996.

  23.1 Consent of Arthur Andersen LLP, Independent Public Accountants.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACCESS HEALTH, INC.

                                             /s/ Julie A. Brooks
                                          By: _________________________________
                                            Name: Julie A. Brooks
                                            Title: Senior Vice President and
                                                General Counsel

Dated: January 31, 1997

                                 EXHIBIT INDEX

                                                                          PAGE
 EXHIBIT                          DESCRIPTION                            NUMBER
 ------- -------------------------------------------------------------   ------
  2.1    Access Health, Inc. Agreement and Plan of Reorganization
         dated as of September 3, 1996, entered into by and among
         Access Health, Inc., a Delaware corporation, Informed Access
         Systems, Inc., a Delaware corporation, and Access Acquisition
         Corp., a Delaware corporation (incorporated by reference to
         Annex A to the Prospectus contained in Access Health's
         Registration Statement on Form S-4 (File No. 333-13930)).
 20.1    Informed Access Systems, Inc. audited financial statements at
         December 31, 1993, 1994 and 1995 and the unaudited financial
         statements at September 30, 1995 and 1996....................      9
 23.1    Consent of Arthur Andersen LLP, Independent Public
         Accountants..................................................     27